EXHIBIT 10.48

SECURITIES SALE AGREEMENT

THIS SECURITIES SALE AGREEMENT, dated as of July 17, 2012 (this "Agreement"), by and between Nicola SUPPA, an individual ("Buyer"), and Medical Care Technologies Inc., a Nevada corporation (“Seller”).

Pursuant to and in reliance upon the exemption from registration by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act"), Seller is agreeing to issue, and Buyer shall purchase, in a private placement exempt from the registration requirements of the 1933 Act, shares of common stock of the Seller as provided below (the “Shares”).

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.             Subscription; Closing.

(a)   Subscription. Seller agrees that Buyer shall subscribe for and purchase $15,000 of Shares at a purchase price equal to a 50% discount from the per Share purchase price on the date hereof, for a purchase price of $0.00035 per Share ("Purchase Price").

(b)   Closing. Subject to the satisfaction of the conditions set forth below, the closing (“Closing”) shall take place when (i) Seller delivers an original stock certificate representing the Shares and (ii) Buyer delivers $15,000 for the Shares to the Seller via bank draft or wire funds transfer to Seller’s bank account as follows:

Bank Name: Wells Fargo
Bank Address: 420 Montgomery Street, San Francisco, CA 94104
ABA Number: Swift – WFBIUS6S
For Credit to: Medical Care Technologies Inc.
Account Number: 6095260854

2.             Buyer Representations and Warranties.

As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated herein, Seller represents and warrants, as of the date of this Agreement and as of the Closing, to Buyer as follows:

(a)   Buyer acknowledges that upon execution of this Agreement, it has completed its own investigation and undertaken any and all due diligence it requires in order to satisfy itself to enter into this Agreement and perform its obligations hereunder. Buyer has examined all the Company's filings with the Securities and Exchange Commission (the "SEC"), and understands the speculative nature of and substantial risk involved in the investment in Seller.

(b)   Neither the execution and delivery of this Agreement by Buyer, nor the consummation by Buyer of the transactions contemplated hereby, will (i) require any consent, approval, authorization or permit of, or filing, registration or qualification with or prior notification to, any governmental or regulatory authority under any law of the United States, any state or any political subdivision thereof or any other jurisdiction applicable to Buyer, (ii) violate any statute, law, ordinance, rule or regulation of the United States any state or any political subdivision thereof or any other jurisdiction applicable to Buyer, or any judgment, order, writ, decree or injunction applicable to Buyer or any of its properties or assets, the violation of which would have a material adverse effect upon Buyer, or (iii) violate, conflict with, or result in a breach of any provisions of, or constitute a default (or any event which, with- or without due notice or lapse of time or both would constitute a default) under, or result in the termination of, or accelerate the performance required by, any of the terms, conditions or provisions of any note, . bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties or assets may be bound which would have a material adverse effect upon Buyer.

(c)   Buyer (i) is an "accredited investor," as that term is defined in Regulation D under the 1933 Act, as indicated on Exhibit A attached hereto; (ii) has such knowledge, skill and experience in business and financial matters, based on actual participation, that Buyer is capable of evaluating the merits and risks of an investment in Seller and the suitability thereof as an investment for Buyer; (iii) has received such documents and information as it has requested and has had an opportunity to ask questions of representatives of the Seller concerning the terms and conditions of the investment proposed herein, and such questions were answered to the satisfaction of Buyer; (iv) is in a financial position to hold the Shares for an indefinite time and is able to bear the economic risk and withstand a complete loss of its investment in Seller; and (v) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

(d)   Buyer understands that the shares have not been registered under applicable state or federal securities laws, and is purchasing the Shares pursuant to an exemption from the registration requirements of the 1933 Act Buyer understands and acknowledges that the Note is being acquired from the Seller without the Company furnishing any information to Buyer and that Buyer has not had any communication with the Company or any officer, director, or representative thereof in connection with the transactions contemplated by this Agreement except as contained herein.

(e)   If Buyer has chosen to do so, Buyer has been represented by such legal and tax counsel and other professionals, each of whom has been personally selected by Buyer, as Buyer has found necessary to consult concerning the purchase of the Shares.

(f)   With respect to the United States federal, state and foreign tax aspects of Buyer's investment, Buyer is relying solely upon the advice of Buyer's own tax advisors, and/or upon Buyer's own knowledge with respect thereto.

(g)   Buyer has not relied, and will not rely upon, any information with respect to this Agreement other than the information contained in this Agreement. Buyer understands that no person has been authorized to make representations or to give any information or literature with respect to this Agreement other than what is set forth in this Agreement.

(h)   Buyer understands that, other than as provided in this Agreement, no covenants, representations, or warranties have been authorized by or will be binding upon Seller, with regard to this Agreement, the performance of Seller or any expectation of investment returns, including any representations, warranties or agreements contained or made in any written document or oral communication received from or had with Seller, its affiliates, Seller's counsel or any of their respective representatives or agents. Buyer has not relied upon any information or representation that may be or has been made or given except as expressly provided for in this Agreement.

(i)    Buyer understands that the Shares has not been registered under the 1933 Act, or pursuant to the provisions of the securities or other laws of any other applicable jurisdictions. Buyer is aware that the Shares are "restricted securities" as such term is defined in Rule 144 promulgated under the 1933 Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.

(j)    Buyer has substantial investment experience and is familiar with investments of the type contemplated by this Agreement Buyer is aware that purchase of the Shares is a speculative investment involving a high degree of risk and there is no guarantee that Buyer will realize any gain from Buyer's investment or realize any tax benefits therefrom and Buyer is further aware that Buyer may lose all or a substantial part of Buyer's investment. Buyer understands that there are substantial restrictions on the transferability of the shares, and there is no existing public market for, the Shares and it may not be possible to liquidate an investment in the Shares. Buyer affirms that Buyer acknowledges that this investment is highly speculative, involves a high degree of risk and, accordingly, Buyer can afford to lose its entire investment.

(k)   The address set forth herein is Buyer's true and correct address and Buyer has no present intention of becoming a resident of any other country, state, or jurisdiction prior to, or after, Buyer's purchase of the Shares.

(l)    Buyer understands the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the Closing Date.  Each such representation and warranty shall survive Buyer's purchase of the Shares.

(m)          Each certificate representing the Shares shall be endorsed with the following legend, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR WITHOUT AN EXEMPTION THEREFROM OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

Buyer consents to Seller making a notation on its records or giving instructions to any transfer agent of Seller.

3.             Seller Representations and Warranties.

(a)   Seller is a corporation duly organized and validly existing under the laws of the State of Nevada and is in good standing under such laws.  Seller has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted.  Seller is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on Seller or its business.  Seller has the full right, power and authority to enter into this Agreement and to consummate the transactions contemplated herein.

(b)   The execution and delivery of this Agreement and the other documents contemplated herein, do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under any provision of the Articles of Incorporation (and any amendments thereto), any agreements of the Seller or any mortgage, indenture, lease or other instrument, permit, concession, franchise, license, judgment, order, decree, statute, law ordinance, rule or regulation applicable to the Seller or its assets.  There is no action, suit or proceeding pending, or to the knowledge of the Seller, threatened against the Seller, before any court or arbitrator or any government body, agency or official, which would have a material adverse effect on Seller’s operations or financial condition.

(c)   The Shares are duly authorized and upon Closing will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of Seller and will not impose personal liability upon the holder thereof.

(d)   Seller has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof).  As of their respective dates, the financial statements of Seller included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved  and fairly present in all material respects the consolidated financial position of Seller as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  Except as set forth in the financial statements of Seller included in the SEC Documents, Seller has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of Seller. The Company is subject to the reporting requirements of the 1934 Act.

(e)   No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Seller is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except the filing with the SEC of a Form D.

(f)   There is no action, proceeding or investigation pending, or to the Seller's knowledge, threatened, against the Seller which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Seller.  The Seller is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by the Seller currently pending or which the Seller intends to initiate.  The SEC has not issued any order suspending trading in the Seller's Common Stock and neither the Seller nor any of its affiliates is under investigation by the SEC, FINRA or the National Association of Securities Dealers, and there are no proceedings pending or threatened before any regulatory body.

(g)   This Agreement has been duly authorized, validly executed and delivered by Seller and is a legal, valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.  Seller has all requisite right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  All action on the part of Seller, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement, including without limitation the issuance of the Shares has been taken.

4.             Conditions To Seller's Obligation To Sell.

Seller's obligation to sell the Shares is conditioned upon:

(a)   The receipt and acceptance by Seller of this Agreement as evidenced by execution of this Agreement by a duly authorized officer of Buyer.

(b)   All of the representations and warranties of the Buyer contained in this Agreement shall be true and correct on the date of the Closing with the same force and effect as if made on and as of date hereof.  The Buyer shall have performed or complied with all agreements and satisfied all conditions on its part to be performed, complied with or satisfied at or prior to the Closing.

(c)   No order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Seller, be contemplated. No stop order suspending the sale of the Shares shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Seller, be contemplated.

5.             Conditions To Buyer's Obligation To Purchase.

Buyer's obligation to purchase the Shares is conditioned upon:

(a)   The receipt and acceptance by Buyer of this Agreement as evidenced by execution of this Agreement by a duly authorized officer of Seller.

(b)   All of the representations and warranties of the Seller contained in this Agreement shall be true and correct on the date of the Closing with the same force and effect as if made on and as of date hereof.  The Seller shall have performed or complied with all agreements and satisfied all conditions on its part to be performed, complied with or satisfied at or prior to the Closing.

(c)   No order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the 1933 Act shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Buyer, be contemplated. No stop order suspending the sale of the Shares shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Buyer, be contemplated.  No proceeding or investigation involving the Seller or its officers, directors, professionals or employees, shall have been commenced by the SEC, FINRA, the NASD or any other regulatory body.

6.             Registration Rights.  For the benefit of the Buyer, the Seller agrees to register the Shares on a Form S-1 registration statement within one hundred (120) days from Closing.  Once the registration statement is declared effective, the Shares are free trading. The Company shall use its best efforts to have the registration statement declared effective by the SEC as soon as practicable. All expenses incurred in connection with registrations, filings or qualifications, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for Seller shall be paid by Seller.

7.             Option.  Seller hereby grants Buyer the irrevocable right to purchase 42,857,142 shares of common stock at the Purchase Price. In order to exercise this option, Buyer must notify Seller of its intention to exercise this option and pay the Purchase Price no later than five (5) business days from the date of such notice. This option shall expire one hundred twenty (120) days from the date of the Closing.

8.             Miscellaneous.

(a)   Entire Agreement.  This Agreement constitutes the entire agreement between the parties, and no party shall be liable or bound to the others in any manner by any warranties, representations or covenants except as specifically set forth herein.  Any previous agreement among the parties related to the transactions described herein is superseded hereby.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

(b)   Survival.  All representations and warranties contained in this Agreement by Seller and Buyer shall survive until the expiration of the applicable statute of limitations.

(c)   Governing Law.  This Agreement shall be construed in accordance with the laws of Nevada applicable to contracts made and wholly to be performed within the State of Nevada and shall be binding upon the successors and assigns of each party hereto.

(d)   Seller Indemnification.  Buyer agrees to indemnify and hold Seller harmless from any and all claims, damages and liabilities (including without limitation attorneys fees and expenses) arising from Buyer's breach of its representations and/or covenants set forth herein.

(e)   Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered by hand or sent by Fedex for next day delivery.  Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered, if delivered personally, or, if sent by overnight express mail service, 1 day after the same has been deposited with the Fedex.

If to Seller:

Medical Care Technologies, Inc.
Room 815, No. 2 Building
Beixiaojie, Dongzhimen Nei
Beijing, China 10009

with copy to:

David Lubin & Associates, PLLC
10 Union Avenue
Suite 5
Lynbrook, New York 11563
Attn: David Lubin
Phone:  516-887-8200
Facsimile: 516-887-8250
david@dlubinassociates.com

If to Buyer:

Nicola Suppa
20 James Gray Drive
Toronto, ON M2H 1N9

(f)   Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and both such counterparts shall constitute one Agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or e-mail in pdf format shall be effective as delivery of a manually executed counterpart.  A party so delivering this Agreement shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile or e-mail transmission.

(g)   Interpretation.  The parties agree that this Agreement shall be deemed to have been jointly and equally drafted by them, and that the provisions of this Agreement therefore shall not be construed against a party or parties on the ground that such party or parties drafted or was more responsible for the drafting of any such provision(s). The parties further agree that they have each carefully read the terms and conditions of this Agreement, that they know and understand the contents and effect of this Agreement and that the legal effect of this Agreement has been fully explained to its satisfaction by counsel of its own choosing.

[Remainder of Page Intentionally Omitted; Signature Pages to Follow]

IN WITNESS WHEREOF, the undersigned has executed this Securities Sale Agreement as of the date first set forth above.

By:	/s/ Nicola Suppa
Nicola Suppa
Individually

MEDICAL CARE TECHNOLOGIES INC.

By:
Ning C. Wu
President

Exhibit A

ACCREDITED INVESTOR STATUS

The undersigned subscriber represents that it is an Accredited Investor on the basis that it is (check one):

_____(i)  A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(ii)  A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____(iii)  An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(iv)  A director or executive officer of the Company.

__X__(v)  A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000.

_____(vi)  A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____(vii)  A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

_____(viii)  An entity in which all of the equity owners are accredited investors.  (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.  Further, the Subscriber represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.)